UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 7, 2004

(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44091 Nobel Drive, P.O. Box 1767, Fremont California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 449-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 7, 2004, the Audit Committee of the Board of Directors of Peak International Limited (the “Company”) approved a change in the Company’s independent public accountants for the fiscal year ending March 31, 2005. The Board of Directors ratified the Audit Committee’s dismissal of PricewaterhouseCoopers (“PWC”) and the selection of BDO McCabe Lo & Company (“BDO McCabe”) as the Company’s independent public accountants for the fiscal year ended March 31, 2005.

The reports of PWC on the Company’s consolidated financial statements for the fiscal years ended March 31, 2004 and March 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended March 31, 2004 and March 31, 2003 and through September 7, 2004, there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PWC’s satisfaction, would have caused it to make reference thereto in their reports on the financial statements for such years. In addition, during the fiscal years ended March 31, 2004 and March 31, 2003 and through September 7, 2004, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PWC with a copy of the foregoing disclosures and has requested that PWC provide a letter addressed to the Securities & Exchange Commission stating whether or not PWC agrees with the above statements. Upon receipt of the letter from PWC, the Company will file an amended Form 8-K to include such letter as an exhibit.

During the fiscal years ended March 31, 2004 and March 31, 2003 and through September 7, 2004, the Company did not consult BDO McCabe with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 8.01. Other Events

On September 8, 2004, the Company issued a press release announcing the postponement of its 2004 Annual General Meeting of Shareholders. The Company’s 2004 Annual Meeting will now be held on November 17, 2004 at a time and place to be announced in the Company’s revised and amended notice and proxy statement to be sent to holders of the Company’s stock as of a new record date. The Company has set October 6, 2004 as the record date for determining the shareholders entitled to notice of and to vote at the 2004 Annual Meeting. The Company currently anticipates beginning to print and mail the notice and proxy statement for the 2004 Annual Meeting on or about October 8, 2004. As a result of the postponement of the 2004 Annual Meeting, the deadline for submission of a proposal by a shareholder to be included in the proxy statement is September 17, 2004. Such proposal must be submitted in accordance with the provisions of the Company’s bye-laws. A copy of the press release is filed as Exhibit 99.1 to this Report.

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Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated September 8, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004

PEAK INTERNATIONAL LIMITED

By	/s/ William Snyder
Name:	William Snyder
Title:	Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Peak International Limited dated September 8, 2004

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